Earnings / (loss) per share	12 Months Ended
Dec. 31, 2012
Earnings / (loss) per share

4. Earnings / (loss) per share

Basic earnings / (loss) per share is computed by dividing net earnings/loss available to common shareholders by the weighted average number of common shares outstanding during the three years ended December 31, 2010, 2011 and 2012. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock or conversion of notes into shares of the Company’s common stock that could increase the number of shares outstanding and lower the earnings per share of the Company’s common stock. This calculation is not done for years in which a net loss was incurred as this would be antidilutive. The information related to basic and diluted earnings per share is as follows:

	2010	2011	2012
Numerator:
Net loss from continuing operations	$(2,306)	$(3,747)	$(678)
Net profit/loss from discontinued operations	(44,333)	(9,712)	9,430

Net profit/(loss)	$(46,639)	$(13,459)	$8,752
Denominator:
Weighted average shares outstanding — Basic	20,796,789	20,994,015	22,545,989
— Diluted	20,796,789	20,994,015	22,784,302
Earnings / (loss) per share:
Basic
Continuing operations	$(0.11)	$(0.18)	$(0.03)
Discontinued operations	$(2.13)	$(0.46)	$0.42

	$(2.24)	$(0.64)	$0.39
Diluted
Continuing operations	$(0.11)	$(0.18)	$(0.03)
Discontinued operations	$(2.13)	$(0.46)	$0.41

	$(2.24)	$(0.64)	$0.38

There were a total of 650,000 options, 145,261 restricted shares and 6,713 warrants that have been included in the computation of diluted earnings per share that could potentially dilute basic earnings per share for the year ended December 31, 2012. 1,635,522 employee stock options are outstanding as of December 31, 2012, which were not included in the calculation of diluted income per share for the year ended because their effect would have been anti-dilutive.